UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WLTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 9, 2020, Willis Towers Watson Public Limited Company, an Irish public limited company (“WTW”), and Aon plc, a company incorporated under the laws of England and Wales, with registered company number 07876075 (“Aon” or “Aon UK”), issued an announcement (the “Rule 2.5 Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act 1997, Takeover Rules, 2013 (the “Irish Takeover Rules”) disclosing that the boards of directors of WTW and Aon had reached agreement on the terms of a recommended acquisition of WTW by Aon (the “Combination”). At the effective time of the Scheme (the “Effective Time”), (a) WTW shareholders will be entitled to receive 1.08 newly issued Class A ordinary shares, nominal value $150.00 per share, of Aon Ireland (“Aon Ireland Shares”) in exchange for each ordinary share of WTW held by such holders (the “Scheme Consideration”) and (b) WTW equity awards will be treated as set forth in the Business Combination Agreement, such that (i) each unexercised WTW option, restricted stock unit, performance stock unit, phantom stock unit or other equity award that is outstanding immediately prior to the Effective Time will be converted into a corresponding award relating to Aon Ireland Shares, with such number of Aon Ireland Shares subject to such award and, if applicable, the exercise price applicable to such award, determined in accordance with the formulas in the Business Combination Agreement.

Under the terms of the Business Combination Agreement, the Combination will be implemented by means of a court-sanctioned scheme of arrangement under Chapter 1, Part 9 of the Irish Companies Act of 2014 (the “Scheme”). As a result of the Scheme, WTW will become a wholly owned subsidiary of Aon Ireland.

The Business Combination Agreement provides that, concurrently with or immediately following the effective date of the previously announced transaction (as described in Aon UK’s Proxy Statement on Schedule 14A, dated December 20, 2019, the “Reorganization”) that will change the jurisdiction of incorporation of the parent company of Aon UK from the United Kingdom to Ireland and result in a new publicly held parent company incorporated in Ireland (“Aon Ireland”), Aon UK will assign, and Aon Ireland will assume, all of its rights and obligations under the Business Combination Agreement (the “Required Assignment”).

The Business Combination Agreement also contemplates a possible second-step merger, following consummation of the Combination, pursuant to which WTW may be converted into an Irish private limited company and merged with and into a newly formed, direct, wholly owned subsidiary of Aon Ireland.

Aon reserves the right, subject to the terms of the Business Combination Agreement, to elect to implement the Combination by way of a takeover offer (as such term is defined in the Irish Takeover Panel Act 1997 and Takeover Rules, 2013).

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants by WTW and Aon. WTW and Aon have agreed, among other things and subject to certain exceptions, that WTW may not, directly or indirectly, (a) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing information), or engage in discussions or negotiations regarding, any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer (including any inquiry, proposal or offer to its stockholders) which constitutes or would be reasonably expected to lead to a competing proposal, (b) enter into or participate in any negotiations regarding, or furnish to any person any nonpublic information relating to WTW or any of its subsidiaries or afford access to the business, properties, assets, books or records of WTW or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or knowingly encourage any effort by, any third party that would reasonably be expected to seek to make, or has made, a competing proposal, (c) engage in discussions with any person with respect to any competing proposal, (d) except if the board of directors of WTW’s board of directors determines in good faith (after consultation with WTW’s outside legal advisors) that such action or inaction would be inconsistent with the directors’ fiduciary duties under applicable law, waive, terminate, modify or release any person (other than Aon and its Affiliates) from any provision of or grant any permission, waiver or request under any “standstill” or similar agreement or obligation, (e) approve or recommend, or propose publicly to approve or recommend, any competing proposal, (f) withdraw, change, amend, modify or qualify, or otherwise propose publicly to withdraw, change, amend, modify or qualify, in a manner adverse to Aon, WTW’s board of directors’ recommendation to the WTW shareholders to vote in favor of the Combination, (g) enter into any letter of intent or similar document relating to, or any agreement or commitment providing for, any competing proposal (other than an acceptable confidentiality agreement entered into in accordance with the provisions of the Business Combination Agreement), or (h) resolve or agree to do any of the foregoing. Subject to certain exceptions, the Business Combination Agreement also requires WTW to hold an extraordinary general meeting of shareholders and requires the board of directors of WTW to recommend approval of the Combination.

Board of Directors of Aon Ireland

Pursuant to the Business Combination Agreement, at the Effective Time, four members of WTW’s board of directors (including the Chief Executive Officer of WTW) will be appointed to Aon Ireland’s board of directors. The Chief Executive Officer of WTW will become Executive Chairman of Aon with a focus on growth and innovation.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the parties. The Business Combination Agreement also contains certain customary termination rights, including, among others and subject to certain conditions, the right of (a) either party to terminate if: (i) the requisite approval of the Aon Ireland shareholders or WTW shareholders is not obtained; (ii) the Effective Time has not occurred by midnight, Eastern time, at the end of the day on March 9, 2021, which period will be extended up to two times, each time for a period of three months, to provide additional time for certain governmental clearances; (iii) the High Court of Ireland declines to sanction the Scheme; (iv) there is any final and non-appealable injunction, restraint or prohibition by any court or other tribunal, or any law (other than those related to regulatory clearances and antitrust laws in jurisdictions that are not closing conditions) that permanently restrains, enjoins, makes illegal or prohibits the consummation of the Combination; (v) there is an uncured breach by the other party of any of its representations, warranties, covenants or agreements in the Business Combination Agreement that would result in the failure of a closing condition; or (vi) the other party’s board of directors changes its recommendation in favor of the Scheme and (b) WTW to terminate if: (i) prior to receiving shareholder approval, WTW’s board of directors has authorized WTW to terminate the Business Combination Agreement in response to a superior proposal and substantially concurrently with such termination, a definitive agreement providing for the consummation of such superior proposal is duly executed; or (ii) the Required Assignment does not occur by October 9, 2020.

In the event the Business Combination Agreement is terminated in connection with certain circumstances related to the failure to receive the antitrust and competition clearances that are conditions to closing, Aon would be obligated to pay a fee of $1 billion to WTW.

Conditions to the Scheme

The conditions to the implementation of the Scheme are set forth in Appendix 3 (the “Conditions Appendix”) to the Rule 2.5 Announcement. Each party’s obligation to implement the Scheme is conditional upon, among other conditions: (a) the approval of the Scheme by a majority in number of the members of each class of WTW shareholders, present and voting either in person or by proxy, representing at least 75% in value of the ordinary shares of WTW of that class held by such holders, at the court meeting of WTW shareholders, and the approval by Aon shareholders and WTW shareholders of certain other Combination-related resolutions; (b) the sanction by the High Court of Ireland of the Scheme and registration of the court order with the Irish Registrar of Companies; (c) any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Scheme having expired or terminated, and termination or expiration of any agreements between Aon UK, Aon Ireland and WTW, on the one hand, and the Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice, on the other hand, not to consummate the Scheme; (d) the approval by the New York Stock Exchange of the listing of the Aon Ireland Shares to be issued in connection with the Scheme; (e) to the extent required, a decision allowing the closing of the Combination from the European Commission and/or the regulatory authority of any relevant member state of the European Economic Area following a referral from the European Commission; (f) all required clearances of any governmental entity having been obtained and in full force and effect under the antitrust laws of certain jurisdictions, and certain other regulatory clearances having been received; (g) the absence of any injunction, restraint or prohibition by any court or other tribunal, or any law that prohibits the consummation of the Scheme (other than those related to regulatory clearances and antitrust laws in jurisdictions that are not closing conditions); (h) the Business Combination Agreement not having been terminated in accordance with its terms; (i) the truth and accuracy of the other party’s representations and warranties in the Business Combination Agreement, generally subject to a material adverse effect standard; and (j) the performance and compliance by the other party of all of its covenants and agreements under the Business Combination Agreement in all material respects.

It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Combination will be completed in the first half of 2021.

Expenses Reimbursement Agreement

On March 9, 2020, Aon UK and WTW entered into an Expenses Reimbursement Agreement (the “ERA”), the terms of which have been approved by the Irish Takeover Panel. Under the ERA, each party has agreed to pay the documented, specific, quantifiable third-party costs and expenses incurred by the other party, directly or indirectly, in connection with the Combination upon the termination of the Business Combination Agreement in certain specified circumstances. The maximum amount payable by either party pursuant to the ERA is an amount equal to 1% of the aggregate value of the total Scheme Consideration.

Each of Goldman Sachs and the WTW board of directors have confirmed in writing to the Panel that, in the opinion of Goldman Sachs and the WTW board of directors (respectively), in the context of the note to Rule 21.2 of the Irish Takeover Rules and the Proposed Combination, the Expenses Reimbursement Agreement is in the best interests of the WTW Shareholders.

Irrevocable Director Undertakings

WTW has received irrevocable undertakings from each member of the Aon UK board of directors who is the legal and/or beneficial owner of Aon UK Shares (and will be the legal and/or beneficial owner of Aon Ireland Shares following the Reorganization) to vote or procure votes in favor of any resolution which is proposed at the Aon Ireland shareholder meetings in respect of their legal and/or entire beneficial holdings of Aon Ireland Shares (representing less than 1% of the Aon UK Shares, based on the number of Aon UK Shares in issue as of the close of business on March 5, 2020).

The irrevocable undertakings from each of the Aon UK Directors will terminate upon the occurrence of certain events, namely the earlier to occur of the following:

(a)	the Scheme becomes effective;

(b)	the Rule 2.5 Announcement is not released by seven p.m. (Eastern time) on the March 11, 2020;

(c)	the Combination is not completed by the outside date set forth in the Business Transaction Agreement;

(d)	the Combination lapses or is withdrawn;

(e)	the board of directors of WTW withdraw their recommendation that the WTW shareholders vote in favor of the Combination; or

(f)	the Business Combination Agreement is terminated in accordance with its terms.

Item 7.01	Regulation FD Disclosure.

On March 9, 2020, Aon UK and WTW issued the Rule 2.5 Announcement pursuant to Rule 2.5 of the Irish Takeover Rules. A copy of the Rule 2.5 Announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of March 9, 2020, by and between Aon UK and WTW.*

2.2	Appendix 3 to the Rule 2.5 Announcement, dated as of March 9, 2020 (Conditions Appendix).

2.3	Expenses Reimbursement Agreement, dated as of March 9, 2020, by and between Aon UK and WTW.

10.1	Form of Irrevocable Director Undertaking.

99.1	Rule 2.5 Announcement, dated as of March 9, 2020.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. WTW hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that WTW may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

No Offer Or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, pursuant to the exemption from registration set forth in Section 3(a)(10) thereof.

Subject to the right of Aon UK (and Aon Ireland, as applicable) to implement the proposed combination by way of a Takeover Offer as an alternative to the Scheme, and subject to the provisions of the Business Combination Agreement and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the Scheme documentation, which will contain the full terms and conditions of the proposed combination, including details of how WTW shareholders may vote in respect of the proposed combination.

Important Additional Information Will Be Filed With The SEC

Aon Ireland and WTW will prepare a joint proxy statement (which will contain the Scheme documentation) to be distributed to WTW shareholders and Aon Ireland shareholders, containing further information relating to the implementation of the proposed combination, the full terms and conditions of the Scheme, notices of the Aon Ireland and the WTW shareholders meetings and information on the Class A ordinary shares of Aon Ireland to be issued under the proposed combination.

The joint proxy statement will be filed with the SEC. This document, if and when filed, as well as WTW’s, Aon UK’s and Aon Ireland’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Aon UK’s and Aon Ireland’s filings, at Aon UK’s website at [www.[Aon].com], and in the case of WTW’s filings, at WTW’s website at www.[WTW].com.

BEFORE MAKING ANY VOTING DECISION, HOLDERS OF AON UK, AON IRELAND AND/OR WTW SECURITIES ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES TO THE PROPOSED COMBINATION.

Any vote in respect of resolutions to be proposed at the WTW shareholders meetings to approve the proposed combination, the Scheme or related matters, or other responses in relation to the proposed combination, should be made only on the basis of the information contained in the joint proxy statement (including the Scheme documentation). Similarly, any vote in respect of resolutions to be proposed at the Aon Ireland shareholders meeting to approve the issuance of Class A ordinary shares of Aon Ireland under the proposed combination should be made only on the basis of the information contained in the joint proxy statement.

Participants In The Solicitation

Aon UK, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in proposed connection with the proposed combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement. Additional information about Aon UK’s directors and executive officers is contained in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 26, 2019. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 3, 2019.

Forward-Looking Statements

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved.

Although management believe that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the market price of Aon UK, Aon Ireland and/or WTW securities and on Aon UK’s, Aon Ireland’s and/or WTW’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the proposed consummation of or failure to consummate the proposed combination on the market price of Aon UK, Aon Ireland and/or WTW securities, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, potential litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed combination.

The factors identified above are not exhaustive. Aon UK, Aon Ireland, WTW and their subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.

Further information concerning Aon UK and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon UK’s results of operations and financial condition (and which shall apply equally to Aon Ireland following the completion of the reorganization of Aon UK as described in Aon UK’s Proxy Statement on Schedule 14A, dated and filed with the SEC on December 20, 2019), is contained in Aon UK’s filings with the SEC. See Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and additional documents filed by Aon UK and/or Aon Ireland with the SEC, the contents of which are not incorporated by reference into, nor do they form part of this communication, for a further discussion of these and other risks and uncertainties applicable to Aon UK’s and Aon Ireland’s businesses.

Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and additional documents filed by WTW with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this Announcement, for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses.

Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, neither WTW nor Aon UK is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon UK, Aon Ireland, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.

Statement Required by the Irish Takeover Rules

The directors of Aon UK accept responsibility for the information contained in this document relating to Aon UK, the directors of Aon UK and members of their immediate families, related trusts and persons connected with them, except for the statements made by WTW in respect of Aon UK or Aon Ireland. To the best of the knowledge and belief of the directors of Aon UK (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this document relating to WTW and the directors of WTW and members of their immediate families, related trusts and persons connected with them, except for the statements made by Aon UK in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013 (the “Irish Takeover Rules”), if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon UK, Aon Ireland or WTW, all “dealings” in any “relevant securities” of Aon UK, Aon Ireland or WTW (including by means of an option in respect of, or a derivative referenced to, any such relevant securities) must be publicly disclosed by no later than 3.30pm (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon UK, Aon Ireland or WTW, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of WTW by Aon UK or Aon Ireland, or relevant securities of Aon UK or Aon Ireland by WTW, or by any party acting in concert with either of them must also be disclosed by no later than 12 noon (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2020	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Neil D. Falis
	Title:	Deuputy Corporate Secretary